UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2007

INTERNATIONAL RECTIFIER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

233 Kansas Street
El Segundo, California		90245
(Address of principal executive offices)		(Zip Code)

(310) 726-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

International Rectifier Corporation (the “Registrant”) previously reported entering into a Credit Agreement (the “Revolver Agreement”), dated as of November 6, 2006, among the Registrant, certain lenders and JPMorgan Chase Bank, National Association (“JPMorgan”), as Administrative Agent (such lenders and JPMorgan, together, the “Revolver Banks”), providing for, among other things, a revolving credit facility with total commitments in the principal amount of $150,000,000, and an Amendment No. 1 to the Revolver Agreement dated May 4, 2007.

On June 27, 2007, the Registrant and the Revolver Banks entered into  Amendment No. 2 to the Revolver Agreement (the “Revolver Amendment”), providing for the Revolver Banks’ agreement that, in light of the ongoing previously disclosed investigation, conducted at the request of the Audit Committee of its Board of Directors by independent investigators hired by outside legal counsel, the Company will not be deemed in default in respect of certain representations, warranties, covenants and reporting requirements during a period ending not later than September 15, 2007 (the “Amendment Period’’). During this period, the Revolver Banks will be entitled to assert that lending conditions under the Revolver Agreement have not been satisfied in respect of credit extensions. A copy of such Revolver Amendment is attached as Exhibit 99.1 hereto.

At June 27, 2007, the Registrant had no borrowings and approximately $4.3 million in letters of credit outstanding under the Revolver Agreement.  As set forth in the Revolver Amendment, the Registrant has agreed to cash collateralize any outstanding letters of credit and the Registrant paid an amendment fee to the Revolver Banks.  The Registrant believes it appropriate to have credit facilities available to meet working capital and other needs that may arise although it currently does not anticipate accessing those facilities over the near term other than the existing outstanding letters of credit.

The foregoing descriptions are not complete and are qualified in their entirety by reference to the Revolver Amendment which is filed as Exhibit 99.1 hereto and incorporated herein by this reference.

Cautionary Information Regarding Forward-looking Statements

This Form 8-K includes some “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate” and “believe.” Such forward-looking statements include, among other things, our statement that the Registrant does not anticipate accessing its credit facilities under its revolving credit line over the near term other than the existing outstanding letters of credit. Forward-looking statements are subject to a number of uncertainties and risks, and actual results may differ materially from those projected. Factors that could affect the Registrant’s actual results include unanticipated needs for working capital or credit facilities beyond the Registrant’s current financial resources and the effects of other various risk factors and uncertainties disclosed in the Registrant’s reports filed with the

Securities and Exchange Commission, including its most recent reports (not including financial information) on Forms 10-K and 10-Q. Such forward-looking statements speak only as of the date on which they are made, and the Registrant does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On July 1, 2007, the employment of Michael P. McGee, Executive Vice President and Chief Financial Officer of the Registrant was terminated by the Registrant’s Board of Directors.  As described in Item 5.02(c) below, the Registrant’s Board of Directors appointed Linda J. Pahl, previously Vice President, Corporate Finance of the Registrant, as acting Chief Financial Officer, effective upon the departure of Mr. McGee.

On July 1, 2007, Robert Grant, Executive Vice President, Global Sales and Marketing, of the Registrant resigned.  Alexander Lidow, the Registrant’s Chief Executive Officer, shall assume the duties of Executive Vice President, Global Sales and Marketing until a successor to Mr. Grant is appointed.

(c)           The Registrant’s Board of Directors appointed Linda J. Pahl, as acting Chief Financial Officer, effective upon the departure of Mr. McGee as described in Item 5.02(b) above.

Ms. Pahl is 46 years old and joined the Registrant in January 1999 as Director of Global Finance.  Since joining the Registrant, Ms. Pahl served the Registrant in various financial roles, most recently as Vice President, Corporate Finance since April 2006.  Prior to joining the Registrant, Ms. Pahl was Vice President and Chief Financial Officer of Blue Cross of California at Wellpoint Health Networks, Inc.

The Registrant has advised Ms. Pahl that her salary, bonus opportunity and equity incentives during the period that she will serve as acting Chief Financial Officer will be negotiated as appropriate to align them with the duties and responsibility of the Chief Financial Officer position.  The Registrant intends to file a copy or summary of the material terms of such arrangements promptly following their formalization.

Except as disclosed herein, Ms. Pahl was not selected pursuant to any arrangement or understanding between Ms. Pahl and any other person.  There are no family relationships between Ms. Pahl and the directors or executive officers of the Registrant.

Item 7.01.                                          Regulation FD Disclosure.

On July 2, 2007, the Registrant issued a press release announcing the termination of Mr. McGee, the resignation of Mr. Grant, and the appointment of Ms. Pahl, referred to in Item 5.02 above.  A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

On April 9, 2007, the Registrant announced that it was conducting an internal investigation of accounting irregularities, being carried out by independent investigators hired by outside legal counsel at the request of the Audit Committee of the Board of Directors of the Registrant.  That investigation continues as of the date of this report.

Jack O. Vance, Chairman of the Board’s Audit Committee and lead independent director of the Registrant, as designated by the independent directors of the Board, is coordinating the activities of the Audit Committee with regard to the investigation.

The information in this Item 7.01 of this report on Form 8-K, including Exhibit 99.2, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.  The furnishing of the information in this Item 7.01 of this report is not intended to and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material investor information that is not otherwise publicly available.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1

Amendment No. 2, executed and delivered as of June 27, 2007, by and among International Rectifier Corporation, a Delaware corporation (“IRC”), JPMorgan Chase Bank, National Association, as administrative agent, and the other lender parties, with respect to that certain Credit Agreement, dated November 6, 2006, among IRC, the lenders described therein, Bank of America, N.A. as Syndication Agent and HSBC Bank USA, National Association and Deutsche Bank AG New York Branch as Co-Documentation Agents and JPMorgan Chase Bank, National Association, as administrative agent.

99.2	Press release dated July 2, 2007 issued by International Rectifier Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER
CORPORATION

Date: July 2, 2007	By	/s/ Donald R. Dancer
Donald R. Dancer,
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1

Amendment No. 2, executed and delivered as of June 27, 2007, by and among International Rectifier Corporation, a Delaware corporation (“IRC”), JPMorgan Chase Bank, National Association, as administrative agent, and the other lender parties, with respect to that certain Credit Agreement, dated November 6, 2006, among IRC, the lenders described therein, Bank of America, N.A. as Syndication Agent and HSBC Bank USA, National Association and Deutsche Bank AG New York Branch as Co-Documentation Agents and JPMorgan Chase Bank, National Association, as administrative agent.

99.2	Press release dated July 2, 2007 issued by International Rectifier Corporation.